UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2014

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-26213	83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

11101 W 120th Ave, Suite 200, Broomfield, Colorado 80021
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Amendment No. 1 to the Agreement and Plan of Merger

On September 22, 2014, Roomlinx, Inc., a Nevada corporation (the “Company”), entered into Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger dated as of March 14, 2014 by and among the Company, Signal Point Holdings Corp. (“SP”), and Roomlinx Merger Corp. (the “Merger Agreement”). The material terms of the Merger Agreement are described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 17, 2014, which description is incorporated herein by reference.

The Amendment provides that the 11,045,330 additional restricted shares (the “Nominee Shares”) of the Company’s common stock to be issued at the effective time of the consummation of the merger contemplated by the Merger Agreement (the “Effective Time”) to the then holders of the Company’s common stock (the “Roomlinx Stockholders”) will be issued in a single stock certificate to the Company’s corporate counsel, as nominee (the “Nominee”), for the pro-rata benefit of the Roomlinx Stockholders.

The 6,136,295 shares to be issued at the Effective Time to Cenfin, LLC (“Cenfin”), a secured lender (but not current stockholder) of the Company, will not be held by the Nominee, but will be subject to the lockup, leak-out and registration provisions described below.

The Amendment also provides that, immediately following the Effective Time, each holder (“Holder”) of shares (“Shares”) of the Company’s common stock as of immediately following the Effective Time (consisting of (i) the Nominee (for the pro-rata benefit of the Roomlinx Stockholders), (ii) Cenfin and (iii) each holder (each, an “SP Holder”) that, as of immediately prior to the Effective Time, was a holder of outstanding shares of SP common stock), will agree not to sell any Shares held by it for a period of nine months following the Effective Time (the “Lockup Period”). Pursuant to the Amendment, following the Effective Time but prior to the expiration of the Lockup Period, the Company will prepare and file with the SEC a registration statement covering the resale of Shares (the “Registration Statement”), which Registration Statement will include the Nominee Shares and the additional Shares issued to Cenfin at the Effective Time.

At the end of the Lock-up Period, the lockup restrictions will terminate in their entirety with respect to the Shares held by Cenfin and its Affiliates and the Nominee (for the pro-rata benefit of the Roomlinx Stockholders). At the end of the Lock-up Period, the lockup restrictions will terminate with respect to the Shares held by the SP Holders, provided that the Registration Statement is declared effective by the SEC or the Roomlinx Stockholders as of immediately prior to the Effective Time and Cenfin have the ability to sell their respective Shares without restriction (so long as they are not affiliates of Roomlinx) in accordance with Rule 144 under the Securities Act of 1933, as amended (each, a “Sale Event”). If, prior to the expiration of the Lock-up Period, a Sale Event has not occurred, then the Lock-up Period shall be extended with respect to all SP Holders until a Sale Event occurs.

In addition, each director and officer of the Company, each holder (alone or together with such holder’s affiliates) of more than 5% of the Company’s common stock immediately following the Effective Time on a fully diluted basis, and each of their respective affiliates (collectively, the “Insiders”), will agree that, upon expiration of the Lock-up Period (including after any extension thereof), the sale of Shares by such Insider will be subject to mutually agreed leak-out provisions (the “Leak-out Provisions”).

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During the Lockup Period, the Nominee will not distribute any Nominee Shares. Upon the expiration of the Lockup Period (regardless of whether a Sale Event has occurred), the Nominee may distribute Nominee Shares to Roomlinx Stockholders in accordance with their pro rata shares thereof.

Prior to the Effective Time, each Holder will execute and deliver to the Company a written acknowledgement of its lock-up obligations described herein, and each Insider will execute and deliver to the Company a written acknowledgement of its leak-out obligations described herein.

The foregoing description of the Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

TIG Settlement Agreement and Mutual General Release

On September 23, 2014, the Company entered into a Settlement Agreement and Mutual General Release (the “Settlement Agreement”) with PC Specialists, Inc., doing business as Technology Integration Group (“TIG”), Michael S. Wasik (“Wasik”), Anthony DiPaolo (“DiPaolo”), and SignalShare Hospitality, Inc. (“SSH”) (the entity to which the Company will transfer substantially all of its assets and liabilities contemporaneously with the consummation of the Merger).

The Settlement Agreement resolves all matters among the parties thereto relating to the action (the “Action”) filed by TIG against the Company in California State Court in April 2013 demanding payment of approximately $2,430,000 with respect to equipment and services which the Company purchased from TIG (which Action was amended by TIG in May 2013 by adding Wasik, the Company’s President and Chief Executive Officer, and DiPaolo, a former officer of the Company, as defendants). TIG has the unilateral right to terminate the Settlement Agreement if the Merger is not consummated within sixty (60) days following the execution of the Settlement Agreement.

Pursuant to the Settlement Agreement, SSH will pay to TIG a total sum of $1,918,416 as follows:

●
$600,000 on the date of the consummation of the Merger, at which time TIG will, among other things, (i) execute and deliver a general release of all claims against the Company, Wasik and DiPaolo, including but not limited to, any claims relating to the Action, the agreement between the Company and TIG, and all circumstances and matters related thereto, and (ii) release specified items of equipment to SSH;

●
$300,000 in consecutive monthly installments of $44,444 each for the first six months (commencing on the 30th day after the consummation of the Merger and on the same day of each month thereafter) and $33,336 in the seventh month; and

●	$1,018,416 within one year of the consummation of the Merger, reduced by amounts credited or collected following the sale of specified items of equipment before the date of payment.

The Settlement Agreement also contains a general release by the Company, SSH, Wasik and DiPaolo of all claims against TIG, including but not limited to, any claims relating to the Action, the agreement between the Company and TIG on which the Action was based, TIG’s purchase and storage of the Company’s equipment, and all circumstances and matters related thereto.

The foregoing description of the Settlement Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Settlement Agreement which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d)         Exhibits:

Exhibit	Description of Exhibit

2.1	Amendment No. 1, dated as of September 22, 2014, to the Agreement and Plan of Merger dated as of March 14, 2014 by and among Roomlinx, Inc., Signal Point Holdings Corp. and Roomlinx Merger Corp.*

10.1
Settlement Agreement and Mutual General Release dated as of September 23, 2014, by and among PC Specialists, Inc. (d/b/a Technology Integration Group), Roomlinx, Inc., Michael S. Wasik, Anthony DiPaolo, and SignalShare Hospitality, Inc.

* The exhibits to Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Company will furnish a copy of any such omitted exhibit to the Securities and Exchange Commission upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 24, 2014	ROOMLINX INC.

	By:	/s/ Michael S. Wasik
Michael S. Wasik
President and Chief Executive Officer

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